SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest eventreported): January 13, 2004

TheraSense, Inc.
(Exact Name of Registrant as Specified In its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-33139	94-3267373
(Commission File Number)	(I.R.S. Employer Identification No.)

1360 South Loop Road, Alameda, California	94502
(Address of Principal Executive Offices)	(Zip Code)

(510) 749-5400
(Registrant’s Telephone Number, Iincluding Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On January 13, 2004, TheraSense, Inc. and Abbott Laboratories issued the joint press release attached as an exhibit in Item 7 to this Current Report on Form 8-K, and the contents contained therein are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

99.1	Press Release dated January 13, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERASENSE, INC.

Date: January 13, 2004	By:	/s/ W. Mark Lortz

		Name: Title:	W. Mark Lortz President, Chief Executive Officer and Chairman